Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	3Q'19 vs. 3Q'18		Sep 30, 2019	Sep 30, 2018	YTD'19 vs. YTD'18
EARNINGS
Net interest income	$4,389	$4,155	$4,226	$4,333	$4,206	$183	4.4%	$12,770	$11,785	$985	8.4%
Retailer share arrangements	(1,016)	(859)	(954)	(855)	(871)	(145)	16.6%	(2,829)	(2,244)	(585)	26.1%
Provision for loan losses	1,019	1,198	859	1,452	1,451	(432)	(29.8)%	3,076	4,093	(1,017)	(24.8)%
Net interest income, after retailer share arrangements and provision for loan losses	2,354	2,098	2,413	2,026	1,884	470	24.9%	6,865	5,448	1,417	26.0%
Other income	85	90	92	64	63	22	34.9%	267	201	66	32.8%
Other expense	1,064	1,059	1,043	1,078	1,054	10	0.9%	3,166	3,017	149	4.9%
Earnings before provision for income taxes	1,375	1,129	1,462	1,012	893	482	54.0%	3,966	2,632	1,334	50.7%
Provision for income taxes	319	276	355	229	222	97	43.7%	950	625	325	52.0%
Net earnings	$1,056	$853	$1,107	$783	$671	$385	57.4%	$3,016	$2,007	$1,009	50.3%
Net earnings attributable to common stockholders	$1,056	$853	$1,107	$783	$671	$385	57.4%	$3,016	$2,007	$1,009	50.3%

COMMON SHARE STATISTICS
Basic EPS	$1.60	$1.25	$1.57	$1.09	$0.91	$0.69	75.8%	$4.42	$2.68	$1.74	64.9%
Diluted EPS	$1.60	$1.24	$1.56	$1.09	$0.91	$0.69	75.8%	$4.40	$2.66	$1.74	65.4%
Dividend declared per share	$0.22	$0.21	$0.21	$0.21	$0.21	$0.01	4.8%	$0.64	$0.51	$0.13	25.5%
Common stock price	$34.09	$34.67	$31.90	$23.46	$31.08	$3.01	9.7%	$34.09	$31.08	$3.01	9.7%
Book value per share	$23.13	$22.03	$21.35	$20.42	$19.47	$3.66	18.8%	$23.13	$19.47	$3.66	18.8%
Tangible common equity per share(1)	$19.68	$18.60	$17.96	$17.41	$16.51	$3.17	19.2%	$19.68	$16.51	$3.17	19.2%

Beginning common shares outstanding	668.9	688.8	718.8	718.7	746.6	(77.7)	(10.4)%	718.8	770.5	(51.7)	(6.7)%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	0.4	1.2	0.9	0.1	2.4	(2.0)	(83.3)%	2.5	2.9	(0.4)	(13.8)%
Shares repurchased	(15.6)	(21.1)	(30.9)	—	(30.3)	14.7	(48.5)%	(67.6)	(54.7)	(12.9)	23.6%
Ending common shares outstanding	653.7	668.9	688.8	718.8	718.7	(65.0)	(9.0)%	653.7	718.7	(65.0)	(9.0)%

Weighted average common shares outstanding	658.3	683.6	706.3	718.7	734.9	(76.6)	(10.4)%	682.5	750.2	(67.7)	(9.0)%
Weighted average common shares outstanding (fully diluted)	661.7	686.5	708.9	720.9	738.8	(77.1)	(10.4)%	685.6	755.7	(70.1)	(9.3)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	3Q'19 vs. 3Q'18		Sep 30, 2019	Sep 30, 2018	YTD'19 vs. YTD'18
PERFORMANCE METRICS
Return on assets(1)	3.9%	3.3%	4.3%	2.9%	2.7%		1.2%	3.8%	2.8%		1.0%
Return on equity(2)	28.3%	23.1%	30.4%	21.5%	18.5%		9.8%	27.2%	18.7%		8.5%
Return on tangible common equity(3)	33.4%	27.4%	35.8%	25.2%	21.5%		11.9%	32.2%	21.5%		10.7%
Net interest margin(4)	16.29%	15.75%	16.08%	16.06%	16.41%		(0.12)%	16.04%	15.94%		0.10%
Efficiency ratio(5)	30.8%	31.3%	31.0%	30.4%	31.0%		(0.2)%	31.0%	31.0%		—%
Other expense as a % of average loan receivables, including held for sale	4.66%	4.78%	4.71%	4.79%	4.82%		(0.16)%	4.72%	4.96%		(0.24)%
Effective income tax rate	23.2%	24.4%	24.3%	22.6%	24.9%		(1.7)%	24.0%	23.7%		0.3%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	5.35%	6.01%	6.06%	5.54%	4.97%		0.38%	5.80%	5.67%		0.13%
30+ days past due as a % of period-end loan receivables(6)	4.47%	4.43%	4.92%	4.76%	4.59%		(0.12)%	4.47%	4.59%		(0.12)%
90+ days past due as a % of period-end loan receivables(6)	2.07%	2.16%	2.51%	2.29%	2.09%		(0.02)%	2.07%	2.09%		(0.02)%
Net charge-offs	$1,221	$1,331	$1,344	$1,248	$1,087	$134	12.3%	$3,896	$3,444	$452	13.1%
Loan receivables delinquent over 30 days(6)	$3,723	$3,625	$3,957	$4,430	$4,021	$(298)	(7.4)%	$3,723	$4,021	$(298)	(7.4)%
Loan receivables delinquent over 90 days(6)	$1,723	$1,768	$2,019	$2,135	$1,833	$(110)	(6.0)%	$1,723	$1,833	$(110)	(6.0)%

Allowance for loan losses (period-end)	$5,607	$5,809	$5,942	$6,427	$6,223	$(616)	(9.9)%	$5,607	$6,223	$(616)	(9.9)%
Allowance coverage ratio(7)	6.74%	7.10%	7.39%	6.90%	7.11%		(0.37)%	6.74%	7.11%		(0.37)%

BUSINESS METRICS
Purchase volume(8)(9)	$38,395	$38,291	$32,513	$40,320	$36,443	$1,952	5.4%	$109,199	$100,337	$8,862	8.8%
Period-end loan receivables	$83,207	$81,796	$80,405	$93,139	$87,521	$(4,314)	(4.9)%	$83,207	$87,521	$(4,314)	(4.9)%
Credit cards	$79,788	$78,446	$77,251	$89,994	$84,319	$(4,531)	(5.4)%	$79,788	$84,319	$(4,531)	(5.4)%
Consumer installment loans	$2,050	$1,983	$1,860	$1,845	$1,789	$261	14.6%	$2,050	$1,789	$261	14.6%
Commercial credit products	$1,317	$1,328	$1,256	$1,260	$1,353	$(36)	(2.7)%	$1,317	$1,353	$(36)	(2.7)%
Other	$52	$39	$38	$40	$60	$(8)	(13.3)%	$52	$60	$(8)	(13.3)%
Average loan receivables, including held for sale	$90,556	$88,792	$89,903	$89,340	$86,783	$3,773	4.3%	$89,752	$81,270	$8,482	10.4%
Period-end active accounts (in thousands)(9)(10)	77,094	76,065	74,812	80,339	75,457	1,637	2.2%	77,094	75,457	1,637	2.2%
Average active accounts (in thousands)(9)(10)	76,695	75,525	77,132	77,382	75,482	1,213	1.6%	76,653	72,594	4,059	5.6%

LIQUIDITY
Liquid assets
Cash and equivalents	$11,461	$11,755	$12,963	$9,396	$12,068	$(607)	(5.0)%	$11,461	$12,068	$(607)	(5.0)%
Total liquid assets	$15,201	$16,665	$17,360	$14,822	$18,214	$(3,013)	(16.5)%	$15,201	$18,214	$(3,013)	(16.5)%
Undrawn credit facilities
Undrawn credit facilities	$6,500	$7,050	$6,050	$4,375	$5,125	$1,375	26.8%	$6,500	$5,125	$1,375	26.8%
Total liquid assets and undrawn credit facilities	$21,701	$23,715	$23,410	$19,197	$23,339	$(1,638)	(7.0)%	$21,701	$23,339	$(1,638)	(7.0)%
Liquid assets % of total assets	14.35%	15.66%	16.47%	13.88%	17.42%		(3.07)%	14.35%	17.42%		(3.07)%
Liquid assets including undrawn credit facilities % of total assets	20.48%	22.29%	22.21%	17.98%	22.32%		(1.84)%	20.48%	22.32%		(1.84)%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Includes activity and accounts associated with loan receivables held for sale.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	3Q'19 vs. 3Q'18		Sep 30, 2019	Sep 30, 2018	YTD'19 vs. YTD'18
Interest income:
Interest and fees on loans	$4,890	$4,636	$4,687	$4,774	$4,617	$273	5.9%	$14,213	$12,870	$1,343	10.4%
Interest on cash and investment securities	91	102	99	102	77	14	18.2%	292	242	50	20.7%
Total interest income	4,981	4,738	4,786	4,876	4,694	287	6.1%	14,505	13,112	1,393	10.6%

Interest expense:
Interest on deposits	411	397	375	350	314	97	30.9%	1,183	836	347	41.5%
Interest on borrowings of consolidated securitization entities	88	90	100	104	86	2	2.3%	278	240	38	15.8%
Interest on senior unsecured notes	93	96	85	89	88	5	5.7%	274	251	23	9.2%
Total interest expense	592	583	560	543	488	104	21.3%	1,735	1,327	408	30.7%

Net interest income	4,389	4,155	4,226	4,333	4,206	183	4.4%	12,770	11,785	985	8.4%

Retailer share arrangements	(1,016)	(859)	(954)	(855)	(871)	(145)	16.6%	(2,829)	(2,244)	(585)	26.1%
Provision for loan losses	1,019	1,198	859	1,452	1,451	(432)	(29.8)%	3,076	4,093	(1,017)	(24.8)%
Net interest income, after retailer share arrangements and provision for loan losses	2,354	2,098	2,413	2,026	1,884	470	24.9%	6,865	5,448	1,417	26.0%

Other income:
Interchange revenue	197	194	165	193	182	15	8.2%	556	517	39	7.5%
Debt cancellation fees	64	69	68	70	65	(1)	(1.5)%	201	197	4	2.0%
Loyalty programs	(203)	(192)	(167)	(208)	(196)	(7)	3.6%	(562)	(543)	(19)	3.5%
Other	27	19	26	9	12	15	125.0%	72	30	42	140.0%
Total other income	85	90	92	64	63	22	34.9%	267	201	66	32.8%

Other expense:
Employee costs	359	358	353	353	365	(6)	(1.6)%	1,070	1,074	(4)	(0.4)%
Professional fees	205	231	232	231	232	(27)	(11.6)%	668	575	93	16.2%
Marketing and business development	139	135	123	166	131	8	6.1%	397	362	35	9.7%
Information processing	127	123	113	118	105	22	21.0%	363	308	55	17.9%
Other	234	212	222	210	221	13	5.9%	668	698	(30)	(4.3)%
Total other expense	1,064	1,059	1,043	1,078	1,054	10	0.9%	3,166	3,017	149	4.9%

Earnings before provision for income taxes	1,375	1,129	1,462	1,012	893	482	54.0%	3,966	2,632	1,334	50.7%
Provision for income taxes	319	276	355	229	222	97	43.7%	950	625	325	52.0%
Net earnings attributable to common shareholders	$1,056	$853	$1,107	$783	$671	$385	57.4%	$3,016	$2,007	$1,009	50.3%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Sep 30, 2019 vs. Sep 30, 2018
Assets
Cash and equivalents	$11,461	$11,755	$12,963	$9,396	$12,068	$(607)	(5.0)%
Debt securities	4,584	6,147	5,506	6,062	7,281	(2,697)	(37.0)%
Loan receivables:
Unsecuritized loans held for investment	56,220	55,178	54,907	64,969	59,868	(3,648)	(6.1)%
Restricted loans of consolidated securitization entities	26,987	26,618	25,498	28,170	27,653	(666)	(2.4)%
Total loan receivables	83,207	81,796	80,405	93,139	87,521	(4,314)	(4.9)%
Less: Allowance for loan losses	(5,607)	(5,809)	(5,942)	(6,427)	(6,223)	616	(9.9)%
Loan receivables, net	77,600	75,987	74,463	86,712	81,298	(3,698)	(4.5)%
Loan receivables held for sale	8,182	8,096	8,052	—	—	8,182	NM
Goodwill	1,078	1,078	1,076	1,024	1,024	54	5.3%
Intangible assets, net	1,177	1,215	1,259	1,137	1,105	72	6.5%
Other assets	1,861	2,110	2,065	2,461	1,769	92	5.2%
Total assets	$105,943	$106,388	$105,384	$106,792	$104,545	$1,398	1.3%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$65,677	$65,382	$63,787	$63,738	$62,030	$3,647	5.9%
Non-interest-bearing deposit accounts	295	263	273	281	287	8	2.8%
Total deposits	65,972	65,645	64,060	64,019	62,317	3,655	5.9%
Borrowings:
Borrowings of consolidated securitization entities	10,912	11,941	12,091	14,439	14,187	(3,275)	(23.1)%
Senior unsecured notes	9,451	9,303	9,800	9,557	9,554	(103)	(1.1)%
Total borrowings	20,363	21,244	21,891	23,996	23,741	(3,378)	(14.2)%
Accrued expenses and other liabilities	4,488	4,765	4,724	4,099	4,491	(3)	(0.1)%
Total liabilities	90,823	91,654	90,675	92,114	90,549	274	0.3%
Equity:
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,520	9,500	9,489	9,482	9,470	50	0.5%
Retained earnings	11,533	10,627	9,939	8,986	8,355	3,178	38.0%
Accumulated other comprehensive income:	(44)	(43)	(56)	(62)	(99)	55	(55.6)%
Treasury Stock	(5,890)	(5,351)	(4,664)	(3,729)	(3,731)	(2,159)	57.9%
Total equity	15,120	14,734	14,709	14,678	13,996	1,124	8.0%
Total liabilities and equity	$105,943	$106,388	$105,384	$106,792	$104,545	$1,398	1.3%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Sep 30, 2019			Jun 30, 2019			Mar 31, 2019			Dec 31, 2018			Sep 30, 2018
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$10,947	$59	2.14%	$10,989	$66	2.41%	$11,033	$65	2.39%	$10,856	$62	2.27%	$7,901	$39	1.96%
Securities available for sale	5,389	32	2.36%	6,010	36	2.40%	5,640	34	2.44%	6,837	40	2.32%	7,022	38	2.15%

Loan receivables:
Credit cards, including held for sale	87,156	4,807	21.88%	85,488	4,557	21.38%	86,768	4,611	21.55%	86,131	4,695	21.63%	83,609	4,538	21.53%
Consumer installment loans	2,022	48	9.42%	1,924	44	9.17%	1,844	42	9.24%	1,815	42	9.18%	1,753	41	9.28%
Commercial credit products	1,329	35	10.45%	1,330	34	10.25%	1,252	34	11.01%	1,344	37	10.92%	1,355	37	10.83%
Other	49	—	—%	50	1	NM	39	—	—%	50	—	—%	66	1	NM
Total loan receivables, including held for sale	90,556	4,890	21.42%	88,792	4,636	20.94%	89,903	4,687	21.14%	89,340	4,774	21.20%	86,783	4,617	21.11%
Total interest-earning assets	106,892	4,981	18.49%	105,791	4,738	17.96%	106,576	4,786	18.21%	107,033	4,876	18.07%	101,706	4,694	18.31%

Non-interest-earning assets:
Cash and due from banks	1,374			1,271			1,335			1,320			1,217
Allowance for loan losses	(5,773)			(5,911)			(6,341)			(6,259)			(5,956)
Other assets	3,920			3,752			3,729			3,688			3,482
Total non-interest-earning assets	(479)			(888)			(1,277)			(1,251)			(1,257)

Total assets	$106,413			$104,903			$105,299			$105,782			$100,449

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$65,615	$411	2.49%	$64,226	$397	2.48%	$63,776	$375	2.38%	$62,999	$350	2.20%	$60,123	$314	2.07%
Borrowings of consolidated securitization entities	11,770	88	2.97%	11,785	90	3.06%	13,407	100	3.02%	14,223	104	2.90%	12,306	86	2.77%
Senior unsecured notes	9,347	93	3.95%	9,543	96	4.03%	8,892	85	3.88%	9,554	89	3.70%	9,552	88	3.66%

Total interest-bearing liabilities	86,732	592	2.71%	85,554	583	2.73%	86,075	560	2.64%	86,776	543	2.48%	81,981	488	2.36%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	283			271			286			284			275
Other liabilities	4,570			4,260			4,148			4,283			3,772
Total non-interest-bearing liabilities	4,853			4,531			4,434			4,567			4,047

Total liabilities	91,585			90,085			90,509			91,343			86,028

Equity
Total equity	14,828			14,818			14,790			14,439			14,421

Total liabilities and equity	$106,413			$104,903			$105,299			$105,782			$100,449
Net interest income		$4,389			$4,155			$4,226			$4,333			$4,206

Interest rate spread(1)			15.78%			15.23%			15.57%			15.59%			15.95%
Net interest margin(2)			16.29%			15.75%			16.08%			16.06%			16.41%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Nine Months Ended Sep 30, 2019			Nine Months Ended Sep 30, 2018
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$10,989	$190	2.31%	$11,128	$145	1.74%
Securities available for sale	5,679	102	2.40%	6,475	97	2.00%

Loan receivables:
Credit cards, including held for sale	86,471	13,975	21.61%	78,227	12,647	21.62%
Consumer installment loans	1,931	134	9.28%	1,658	114	9.19%
Commercial credit products	1,304	103	10.56%	1,329	107	10.76%
Other	46	1	2.91%	56	2	4.77%
Total loan receivables, including held for sale	89,752	14,213	21.17%	81,270	12,870	21.17%
Total interest-earning assets	106,420	14,505	18.22%	98,873	13,112	17.73%

Non-interest-earning assets:
Cash and due from banks	1,327			1,192
Allowance for loan losses	(6,006)			(5,779)
Other assets	3,801			3,188
Total non-interest-earning assets	(878)			(1,399)

Total assets	$105,542			$97,474

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$64,546	$1,183	2.45%	$57,941	$836	1.93%
Borrowings of consolidated securitization entities	12,315	278	3.02%	12,178	240	2.63%
Senior unsecured notes	9,262	274	3.96%	9,156	251	3.67%
Total interest-bearing liabilities	86,123	1,735	2.69%	79,275	1,327	2.24%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	280			282
Other liabilities	4,327			3,548
Total non-interest-bearing liabilities	4,607			3,830

Total liabilities	90,730			83,105

Equity
Total equity	14,812			14,369

Total liabilities and equity	$105,542			$97,474
Net interest income		$12,770			$11,785

Interest rate spread(1)			15.53%			15.49%
Net interest margin(2)			16.04%			15.94%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Sep 30, 2019 vs. Sep 30, 2018
BALANCE SHEET STATISTICS
Total common equity	$15,120	$14,734	$14,709	$14,678	$13,996	$1,124	8.0%
Total common equity as a % of total assets	14.27%	13.85%	13.96%	13.74%	13.39%		0.88%

Tangible assets	$103,688	$104,095	$103,049	$104,631	$102,416	$1,272	1.2%
Tangible common equity(1)	$12,865	$12,441	$12,374	$12,517	$11,867	$998	8.4%
Tangible common equity as a % of tangible assets(1)	12.41%	11.95%	12.01%	11.96%	11.59%		0.82%
Tangible common equity per share(1)	$19.68	$18.60	$17.96	$17.41	$16.51	$3.17	19.2%

REGULATORY CAPITAL RATIOS(2)
	Basel III Fully Phased-in
Total risk-based capital ratio(3)	15.8%	15.6%	15.8%	15.3%	15.5%
Tier 1 risk-based capital ratio(4)	14.5%	14.3%	14.5%	14.0%	14.2%
Tier 1 leverage ratio(5)	12.6%	12.4%	12.3%	12.3%	12.3%
Common equity Tier 1 capital ratio	14.5%	14.3%	14.5%	14.0%	14.2%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital metrics at September 30, 2019 are preliminary and therefore subject to change.
(3) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(4) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(5) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	3Q'19 vs. 3Q'18		Sep 30, 2019	Sep 30, 2018	YTD'19 vs. YTD'18
RETAIL CARD(1)
Purchase volume(2)(3)	$29,282	$29,530	$24,660	$31,755	$27,863	$1,419	5.1%	$83,472	$75,930	$7,542	9.9%
Period-end loan receivables	$52,697	$52,307	$51,572	$63,827	$59,139	$(6,442)	(10.9)%	$52,697	$59,139	$(6,442)	(10.9)%
Average loan receivables, including held for sale	$60,660	$59,861	$60,964	$60,604	$58,964	$1,696	2.9%	$60,494	$54,101	$6,393	11.8%
Average active accounts (in thousands)(3)(4)	58,082	57,212	58,632	58,962	57,459	623	1.1%	58,156	54,717	3,439	6.3%

Interest and fees on loans	$3,570	$3,390	$3,454	$3,502	$3,383	$187	5.5%	$10,414	$9,313	$1,101	11.8%
Other income	$65	$59	$76	$59	$57	$8	14.0%	$200	$180	$20	11.1%
Retailer share arrangements	$(998)	$(836)	$(940)	$(825)	$(844)	$(154)	18.2%	$(2,774)	$(2,189)	$(585)	26.7%

PAYMENT SOLUTIONS(1)
Purchase volume(2)	$6,281	$5,948	$5,249	$6,035	$6,007	$274	4.6%	$17,478	$16,773	$705	4.2%
Period-end loan receivables	$20,478	$19,766	$19,379	$19,815	$19,064	$1,414	7.4%	$20,478	$19,064	$1,414	7.4%
Average loan receivables, including held for sale	$20,051	$19,409	$19,497	$19,333	$18,659	$1,392	7.5%	$19,654	$18,231	$1,423	7.8%
Average active accounts (in thousands)(4)	12,384	12,227	12,406	12,350	12,062	322	2.7%	12,354	11,992	362	3.0%

Interest and fees on loans	$721	$685	$686	$708	$683	$38	5.6%	$2,092	$1,970	$122	6.2%
Other income	$(1)	$11	$1	$(2)	$(2)	$1	(50.0)%	$11	$(6)	$17	NM
Retailer share arrangements	$(15)	$(21)	$(12)	$(25)	$(24)	$9	(37.5)%	$(48)	$(48)	$—	—%

CARECREDIT
Purchase volume(2)	$2,832	$2,813	$2,604	$2,530	$2,573	$259	10.1%	$8,249	$7,634	$615	8.1%
Period-end loan receivables	$10,032	$9,723	$9,454	$9,497	$9,318	$714	7.7%	$10,032	$9,318	$714	7.7%
Average loan receivables, including held for sale	$9,845	$9,522	$9,442	$9,403	$9,160	$685	7.5%	$9,604	$8,938	$666	7.5%
Average active accounts (in thousands)(4)	6,229	6,086	6,094	6,070	5,961	268	4.5%	6,143	5,885	258	4.4%

Interest and fees on loans	$599	$561	$547	$564	$551	$48	8.7%	$1,707	$1,587	$120	7.6%
Other income	$21	$20	$15	$7	$8	$13	162.5%	$56	$27	$29	107.4%
Retailer share arrangements	$(3)	$(2)	$(2)	$(5)	$(3)	$—	—%	$(7)	$(7)	$—	—%

TOTAL SYF
Purchase volume(2)(3)	$38,395	$38,291	$32,513	$40,320	$36,443	$1,952	5.4%	$109,199	$100,337	$8,862	8.8%
Period-end loan receivables	$83,207	$81,796	$80,405	$93,139	$87,521	$(4,314)	(4.9)%	$83,207	$87,521	$(4,314)	(4.9)%
Average loan receivables, including held for sale	$90,556	$88,792	$89,903	$89,340	$86,783	$3,773	4.3%	$89,752	$81,270	$8,482	10.4%
Average active accounts (in thousands)(3)(4)	76,695	75,525	77,132	77,382	75,482	1,213	1.6%	76,653	72,594	4,059	5.6%

Interest and fees on loans	$4,890	$4,636	$4,687	$4,774	$4,617	$273	5.9%	$14,213	$12,870	$1,343	10.4%
Other income	$85	$90	$92	$64	$63	$22	34.9%	$267	$201	$66	32.8%
Retailer share arrangements	$(1,016)	$(859)	$(954)	$(855)	$(871)	$(145)	16.6%	$(2,829)	$(2,244)	$(585)	26.1%

(1) Beginning in 1Q 2019, our Oil and Gas retail credit programs are now included in our Payment Solutions sales platform. Prior period financial and operating metrics for Retail Card and Payment Solutions have been recast to reflect the current period presentation.

(2) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(3) Includes activity and balances associated with loan receivables held for sale.
(4) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018
COMMON EQUITY MEASURES
GAAP Total common equity	$15,120	$14,734	$14,709	$14,678	$13,996
Less: Goodwill	(1,078)	(1,078)	(1,076)	(1,024)	(1,024)
Less: Intangible assets, net	(1,177)	(1,215)	(1,259)	(1,137)	(1,105)
Tangible common equity	$12,865	$12,441	$12,374	$12,517	$11,867

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	290	283	287	284	311
Basel III - Common equity Tier 1 (fully phased-in)	$13,155	$12,724	$12,661	$12,801	$12,178

RISK-BASED CAPITAL
Common equity Tier 1	$13,155	$12,724	$12,661	$12,801	$12,178
Add: Allowance for loan losses includible in risk-based capital	1,190	1,169	1,152	1,212	1,137
Risk-based capital	$14,345	$13,893	$13,813	$14,013	$13,315

ASSET MEASURES
Total average assets	$106,413	$104,903	$105,299	$105,782	$100,449
Adjustments for:
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,975)	(2,003)	(2,039)	(1,845)	(1,836)
Total assets for leverage purposes	$104,438	$102,900	$103,260	$103,937	$98,613

Risk-weighted assets - Basel III (fully phased-in)	$90,772	$88,890	$87,331	$91,742	$85,941

CORE LOAN RECEIVABLES
Loan receivables	$83,207	$81,796	$80,405	$93,139	$87,521
Less: Walmart receivables	(112)	(431)	(692)	(9,519)	(9,217)
Core Loan receivables	$83,095	$81,365	$79,713	$83,620	$78,304

Retail Card Loan receivables(2)	$52,697	$52,307	$51,572	$63,827	$59,139
Less: Walmart receivables	(112)	(431)	(692)	(9,519)	(9,217)
Core Retail Card Loan receivables	$52,585	$51,876	$50,880	$54,308	$49,922

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$23.13	$22.03	$21.35	$20.42	$19.47
Less: Goodwill	(1.65)	(1.61)	(1.56)	(1.42)	(1.42)
Less: Intangible assets, net	(1.80)	(1.82)	(1.83)	(1.59)	(1.54)
Tangible common equity per share	$19.68	$18.60	$17.96	$17.41	$16.51

(1) Regulatory measures at September 30, 2019 are presented on an estimated basis.
(2) Beginning in 1Q 2019, our Oil and Gas retail credit programs are now included in our Payment Solutions sales platform. Prior period financial and operating metrics for Retail Card and Payment Solutions have been recast to reflect the current period presentation.